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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                  F O R M  8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 23, 2002


                         Morton's Restaurant Group, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



           1-12692                               13-3490149
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   (Commission File Number)           (IRS Employer Identification No.)


                             3333 New Hyde Park Road
                          New Hyde Park, New York 11042
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              (Address of principal executive offices and zip code)


                                 (516) 627-1515
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              (Registrant's telephone number, including area code)


                                       N/A

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          (Former name or former address, if changed since last report)
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Item 5.  Other Events

          On July 23, 2002, Morton's Restaurant Group, Inc. ("Morton's") announced that its stockholders had approved the proposal to approve and adopt the Agreement and Plan of Merger, dated as of March 26, 2002, as amended, by and among Morton's Acquisition Company, Morton's Holdings, LLC (formerly known as Morton's Holdings, Inc.) and Morton's Restaurant Group, Inc., and to approve the merger contemplated by the merger agreement (the "Merger"). On July 25, 2002, the Merger was consummated. Morton's press releases announcing these events are attached hereto.

Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of businesses acquired

              Not applicable.

         (b)  Pro forma financial information

              Not applicable.

         (c)  Exhibits

              Exhibit 99.1 Press release of Morton's Restaurant Group, Inc., dated July 23, 2002.

              Exhibit 99.2 Press Release of Morton's Restaurant Group, Inc., dated July 25, 2002.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  Morton's Restaurant Group, Inc.


Date:  July 25, 2002              By: /s/ Thomas J. Baldwin
                                     -------------------------------------------
                                     Thomas J. Baldwin
                                     Executive Vice President
                                     and Chief Financial Officer
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                                INDEX TO EXHIBITS

  EXHIBIT
    NO.                            DESCRIPTION
  -------                          -----------

   99.1             Press release of Morton's Restaurant Group, Inc., dated
                    July 23, 2002.

   99.2             Press release of Morton's Restaurant Group, Inc., dated
                    July 25, 2002.